Exhibit 10.8
DATED THIS 31 DECEMBER 2007

SHARE EXCHANGE AGREEMENT

Between

BIO-ASPECT SDN. BHD. (COMPANY NO. 733606-X) &
&
EXQUISITE FORESIGT SDN. BHD. (COMPANY NO. 724705-A)

(hereinafter collectively referred to as the “VENDORS”)

And

RENEWABLE FUEL CORP.

(hereinafter referred to as the  “PURCHASER”)

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (hereinafter referred to as "this Agreement") is entered into as of this 31 December 2007,

By and Between

BIO-ASPECT SDN. BHD. (COMPANY NO. 733606-X) a company incorporated in Malaysia and having its business address at 13-2, Jalan 6/38D, Plaza Sinar, Taman Sri Sinar, Segambut 51200 Kuala Lumpur, Malaysia (hereinafter referred to as "Bio-Aspect"),

And

EXQUISITE FORESIGHT SDN. BHD. (COMPANY NO. 724705-A) a company incorporated in Malaysia and having its business address at No. 938, A & B Lorong Merpati, 05200 Alor Setar, Kedah, Malaysia (hereinafter referred to as "Exquisite"),

(Bio-Aspect and Exquisite may hereinafter be collectively referred as “the Vendors”)

And

RENEWABLE FUEL CORP., a Nevada corporation (hereinafter referred to as the “Purchaser”), with offices at 7251 West Lake Mead Blvd., Suite 300, Las Vegas, Nevada 89128;

For the avoidance of doubt, each of the Vendors and the Purchaser  may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

A.	The Purchaser is a privately held corporation organized under the laws of the State of Nevada.

B.
PLANT BIOFUELS CORPORATION SDN. BHD. (COMPANY NO. 625499-X) a company incorporated in Malaysia and having its business address at Lot 217, 1st Floor, FAS Avenue, No. 1, Jalan Perbandaran Kelana Jaya, 47301 Petaling Jaya, Selangor Darul Ehsan (hereinafter referred to as "the Company”), and having an authorised share capital of Ringgit Malaysia Twenty Five Million (RM25,000,000.00) only divided into Twenty Five Million (25,000,000) ordinary shares of Ringgit Malaysia One (RM1.00) only each of which Twenty Four Million (24,000,000) ordinary shares have been issued and credited as fully paid-up (“PBC Shares”).

C.	Bio-Aspect is a privately held corporation organized under the laws of Malaysia, and is a shareholder of the Company which holds seventy percent (70%) of the equity or PBC Shares in the Company.

D.	Exquisite is a privately held corporation organized under the laws of Malaysia, and is a shareholder of the Company which holds thirty percent (30%) of the equity or PBC Shares in the Company.

E.
The Purchaser agrees to acquire the PBC Shares being the whole 100% of the issued and outstanding securities of the Company from the Vendors in exchange for the issuance of certain shares of the Purchaser’s common stock to Vendors (hereinafter referred to as “the Renewable Common Stock”) (hereinafter this exchange be referred to as the "Exchange") on the terms described herein.

AGREEMENT

NOW THEREFORE, based on the foregoing recitals and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF BIO-ASPECT

As an inducement to, and to obtain the reliance of the Purchaser , except as set forth in The Company Schedules (as attached hereafter with this Agreement) ), Bio-Aspect represents and warrants as of the date hereof and as of the Closing Date, as defined below, as follows:

Section 1.01  Organization; Authorization.

The Company is a corporation duly organized, validly existing, and in good standing under the laws of the country of Malaysia, and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.  Bio-Aspect has provided to the Purchaser complete and correct copies of the articles of incorporation, and bylaws of the Company as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Company’s certificate of incorporation or bylaws. Bio-Aspect has taken all actions required by law, its certificate of incorporation, or otherwise to authorize the execution and delivery of this Agreement.  Bio-Aspect has full power, authority, and legal right and has taken all actions required by law, the articles of incorporation of Bio-Aspect, and otherwise to consummate the transactions herein contemplated.

Section 1.02  Organization of Bio-Aspect; Ownership and Exchange of PBC Shares.

Bio-Aspect is a corporation duly organized, validly existing, and in good standing under the laws of the country of Malaysia, and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Bio-Aspect owns the number of PBC Shares set forth opposite his or its name on Exhibit A free and clear of any restrictions on transfer (other than any restrictions under any applicable current governing laws , taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands.  Bio-Aspect hereby warrants that the Company is not a party to any option, warrant, purchase right, or other contract or commitment that could require Bio-Aspect to sell, transfer, or otherwise dispose of any capital stock or shares of the Company (other than this Agreement).  Bio-Aspect herby further warrant that the Company is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock or shares of the Company.  The relevant portion of the PBC Shares to be exchanged by Bio-Aspect have been duly authorized and validly issued and are fully paid and non-assessable and have not have been issued in violation of any preemptive right of stockholders or rights of first refusal.  Upon the transfer of the relevant portion of the PBC Shares which belongs to Bio-Aspect herewith at the Closing, the Purchaser will acquire good and valid title to such number of PBC Shares free and clear of all claims, liens, security interests, pledges, charges, encumbrances, stockholders’ agreements, and voting trusts

Section 1.03  Validity of Transaction.

Bio-Aspect has full power and authority (including, if Bio-Aspect is a corporation or other entity, full corporate power and authority) to execute and deliver this Agreement and to perform his or its obligations hereunder. All necessary corporate proceedings or other similar actions by Bio-Aspect have been duly taken to authorize the execution, delivery, and performance of this Agreement by Bio-Aspect.  This Agreement has been duly executed, and delivered by Bio-Aspect, is the legal, valid, and binding obligation of Bio-Aspect, and is enforceable as to Bio-Aspect in accordance with its terms except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or of any court or other tribunal is required by Bio-Aspect for the execution, delivery, or performance of this Agreement by Bio-Aspect, except as would not affect the ability of Bio-Aspect to perform any of its obligations under this Agreement.  No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Bio-Aspect is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by Bio-Aspect of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement, and except as would not affect the ability of Bio-Aspect to perform any of its obligations under this Agreement.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Bio-Aspect is subject or, if Bio-Aspect is a corporation or other entity, any provision of its charter or bylaws or comparable organizational documents or, if Bio-Aspect is a partnership, any provision of its partnership agreement, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Bio-Aspect is a party or by which he or it is bound or to which any of his or its assets is subject.

Section 1.04  Investment Intent.

Bio-Aspect is acquiring the Renewable Common Stock pursuant hereto for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act, it being understood that Bio-Aspect has the right to sell such shares in its sole discretion, and that by this representation and warranty, Bio-Aspect is not required to hold any portion of the Renewable Common Stock for any period of time, subject to the requirements of applicable law.  Bio-Aspect understands that such number of the Renewable Common Stock , as of Closing, have not been registered for sale under the Securities Act or qualified under applicable state securities laws, and that the Renewable Common Stock will be delivered to Bio-Aspect pursuant to one or more exemptions from the registration or qualification requirements of such securities laws and that the representations and warranties contained in this Section 1.05 are given with the intention that the Purchaser may rely thereon for purposes of claiming such exemptions.

Section 1.05 Transfer of Renewable Common Stock.

Bio-Aspect will not sell or otherwise dispose of any number of the Renewable Common Stock unless (a) a registration statement with respect thereto has become effective under the Securities Act and such securities have been qualified under applicable state securities laws or (b) such registration and qualification are not required and, if the Purchaser so requests, there is presented to the Purchaser a legal opinion reasonably satisfactory to the Purchaser to such effect.  Bio-Aspect consents that the transfer agent for the relevant number of the Renewable Common Stock may be instructed not to transfer any Renewable Common Stock unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing the Renewable Common Stock (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability and stating in substance:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFICATION UNDER THE BLUE SKY LAWS OF ANY JURISDICTION.  SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, BENEFICIALLY OR ON THE RECORDS OF THE CORPORATION, UNLESS THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE BLUE SKY LAWS, OR AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE."

The Purchaser shall, upon the request of any holder of a certificate bearing the foregoing legend and the surrender of such certificate, issue a new certificate without such legend if (i) the security evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification or (ii) such holder shall have delivered to the Purchaser a legal opinion reasonably satisfactory to the Purchaser to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

ARTICLE II
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF EXQUISITE

As an inducement to, and to obtain the reliance of the Purchaser, except as set forth in The Company Schedules (as attached hereafter with this Agreement), Exquisite represents and warrants as of the date hereof and as of the Closing Date, as defined below, as follows:

Section 2.01  Organization; Authorization.

The Company is a corporation duly organized, validly existing, and in good standing under the laws of the country of Malaysia, and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carryon its business in all material respects as it is now being conducted. Exquisite has provided to the Purchaser complete and correct copies of the articles of incorporation, and bylaws of the Company as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Company’s certificate of incorporation or bylaws. Exquisite has taken all actions required by law, its certificate of incorporation, or otherwise to authorize the execution and delivery of this Agreement. Exquisite has full power, authority, and legal right and has taken all actions required by law, the articles of incorporation of Exquisite, and otherwise to consummate the transactions herein contemplated.

Section 2.02  Organization of Exquisite; Ownership and Exchange of PBC Shares.

Exquisite is a corporation duly organized, validly existing, and in good standing under the laws of the country of Malaysia, and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carryon its business in all material respects as it is now being conducted.  Exquisite owns the number of PBC Shares set forth opposite his or its name on Exhibit A-1 free and clear of any restrictions on transfer (other than any restrictions under any applicable current governing laws , taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Exquisite hereby warrants that the Company is not a party to any option, warrant, purchase right, or other contract or commitment that could require Exquisite to sell, transfer, or otherwise dispose of any capital stock or shares of the Company (other than this Agreement).  Exquisite herby further warrant that the Company is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock or shares of the Company.  The relevant portion of the PBC Shares to be exchanged by Exquisite have been duly authorized and validly issued and are fully paid and non-assessable and have not have been issued in violation of any preemptive right of stockholders or rights of first refusal.  Upon the transfer of the relevant portion of the PBC Shares which belongs to Exquisite herewith at the Closing, the Purchaser will acquire good and valid title to such number of PBC Shares free and clear of all claims, liens, security interests, pledges, charges, encumbrances, stockholders’ agreements, and voting trusts.

Section 2.03 Validity of Transaction.

Exquisite has full power and authority (including, if Exquisite is a corporation or other entity, full corporate power and authority) to execute and deliver this Agreement and to perform his or its obligations hereunder. All necessary corporate proceedings or other similar actions by Exquisite have been duly taken to authorize the execution, delivery, and performance of this Agreement by Exquisite.  This Agreement has been duly executed, and delivered by Exquisite, is the legal, valid, and binding obligation of Exquisite, and is enforceable as to Exquisite in accordance with its terms except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or of any court or other tribunal is required by Exquisite for the execution, delivery, or performance of this Agreement by Exquisite, except as would not affect the ability of Exquisite to perform any of its obligations under this Agreement.  No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Exquisite is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by Exquisite of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement, and except as would not affect the ability of Exquisite to perform any of its obligations under this Agreement.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Exquisite is subject or, if Exquisite is a corporation or other entity, any provision of its charter or bylaws or comparable organizational documents or, if Exquisite is a partnership, any provision of its partnership agreement, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Exquisite is a party or by which he or it is bound or to which any of his or its assets is subject.

Section 2.04  Investment Intent.

Exquisite is acquiring the Renewable Common Stock pursuant hereto for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act, it being understood that Exquisite has the right to sell such shares in its sole discretion, and that by this representation and warranty, Exquisite is not required to hold any portion of the Renewable Common Stock for any period of time, subject to the requirements of applicable law. Exquisite understands that such number of the Renewable Common Stock , as of Closing, have not been registered for sale under the Securities Act or qualified under applicable state securities laws, and that the Renewable Common Stock will be delivered to Exquisite pursuant to one or more exemptions from the registration or qualification requirements of such securities laws and that the representations and warranties contained in this Section 1.05 are given with the intention that the Purchaser may rely thereon for purposes of claiming such exemptions.

Section 2.05  Transfer of Renewable Common Stock.

Exquisite will not sell or otherwise dispose of any number of the Renewable Common Stock unless (a) a registration statement with respect thereto has become effective under the Securities Act and such securities have been qualified under applicable state securities laws or (b) such registration and qualification are not required and, if the Purchaser so requests, there is presented to the Purchaser a legal opinion reasonably satisfactory to the Purchaser to such effect. Exquisite consents that the transfer agent for the relevant number of the Renewable Common Stock may be instructed not to transfer any Renewable Common Stock unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing the Renewable Common Stock (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability and stating in substance:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFICATION UNDER THE BLUE SKY LAWS OF ANY JURISDICTION.  SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, BENEFICIALLY OR ON THE RECORDS OF THE CORPORATION, UNLESS THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE BLUE SKY LAWS, OR AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE."

The Purchaser shall, upon the request of any holder of a certificate bearing the foregoing legend and the surrender of such certificate, issue a new certificate without such legend if (i) the security evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification or (ii) such holder shall have delivered to the Purchaser a legal opinion reasonably satisfactory to the Purchaser to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

ARTICLE III
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE PURCHASER

As an inducement to, and to obtain the reliance of Bio-Aspect and Exquisite, except as set forth in the Renewable Schedules (as attached hereinafter), the Purchaser represents and warrants, as of the date hereof and as of the Closing Date, as follows:

Section 3.01  Organization; Authorization.

The Purchaser is a corporation incorporated in the State of Nevada, is in good standing with all applicable agencies. Included in the Renewable Schedules are complete and correct copies of the certificate of incorporation, and bylaws of the Purchaser as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Purchaser’s s articles of incorporation or bylaws. The Purchaser has taken all actions required by law, its certificate of incorporation, or otherwise to authorize the execution and delivery of this Agreement.

Section 3.02 Legal Proceedings.

There are no legal actions against the Purchaser or its directors, officers, or shareholders, and the Purchaser knows of no threatened legal actions against the Purchaser, its directors, officers, or shareholders, nor is the Purchaser engaged in any legal actions against other parties.

Section 3.03 Business and Financial Condition.

The business and financial condition of the Purchaser are as set forth in the financial statements of the Purchaser provided to the Vendors as of the date hereof.

Section 3.04 Capitalization.

As of the date of this Agreement, the Purchaser’s  authorized capitalization consists of 100,000,000 shares of common stock, par value $0.0001 per share, of which 6,500,000 shares are issued and outstanding.. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

ARTICLE IV
THE EXCHANGE

Section 4.01  The Exchange.

(a)  The Exchange by the Vendors and the Purchaser. On the terms and subject to the conditions set forth in this Agreement, the Vendors shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the PBC Shares in the Company set forth on Schedule A attached hereto, constituting the voting shares of common stock, of the Company held by such Vendors; the objective of the  Exchange  being the acquisition by the Purchaser  of the whole 100% of the issued and outstanding common stock of the Company.

(b)  In exchange for the transfer of the PBC Shares by the Vendors, the Purchaser shall issue to the Vendors the Renewable Common Stock in an aggregate of 73,000,000 shares of restricted common stock for the Vendors

(c)   It is the intention of the parties that immediately following the Closing, on the date of the Closing (hereinafter referred to as the “Closing Date”):

(i) There will be an aggregate of 80,960,000 shares in the Purchaser issued and outstanding (hereinafer referred to as “Renewable Total Common Stock”).

(ii) Of those 80,960,000 shares, the Vendors will hold an aggregate of 73,000,000 shares from the said Renewable Total Common Stock, the remaining existing Purchaser shareholders will hold an aggregate of 6,500,000 shares of Renewable Total Common Stock and there will be an additional new issuance of shares in the amount of 1,460,000 to be issued to a third party pursuant to a separate private arrangement.

(d)   At the Closing, on surrender by the Vendors of their certificate or certificates representing the PBC Shares to the Purchaser or its registrar or transfer agent, each Vendor shall receive a certificate or certificates evidencing his or her proportionate interest in the Renewable Common Stock, respectively.

(e)  It is not the intention of the Parties to create a new class of Renewable Total Common Stock in connection with the restrictive nature of a portion of the stock issued.

(f)   The parties hereby also acknowledge and aware that in addition to the Renewable Total Common Stock above, at the Closing the Purchaser will issue a share option to a third party which share option enables the third party to purchase 3,650,000 shares in the Purchaser at USD$0.10 per share exercisable within 10 years from the date hereof.

Section 4.02  Anti-Dilution.

The number of shares of Renewable Total Common Stock issuable upon the Exchange pursuant to Section 3.01 shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Renewable Total Common Stock which may occur, between the date of the execution of this Agreement and the Closing Date.

Section 4.03  Closing Events.

At the Closing, the Purchaser  and the Vendors shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, as applicable, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

Section 4.04  Closing.

The Closing Date of this Agreement shall be thirty (30) days from the Date of this Agreement.

Section 4.05 Termination.

This Agreement may be terminated by the Board of Directors of the Purchaser or the Vendors  in the event that the Purchaser  or the Vendors do not meet the conditions precedent set forth in Articles VI and VII, or if an event of default shall have occurred, and shall not have been cured within fifteen (15) days of the occurrence of such default. If this Agreement is terminated pursuant this section, this Agreement shall be of no further force or effect, and no obligation, right or liability shall arise hereunder.  For purposes of this Agreement, “Event of Default” shall mean (a) the breach by any Party to this Agreement of any of the material terms of this Agreement; or (b) the failure or refusal by any Party to this Agreement to complete the transactions contemplated by this Agreement.  In the event of a default by the defaulting party, the non-defaulting party  shall be entitled to receive, as liquidated damages and not as a penalty, the sum of US$700,000.00 from the defaulting party. Additionally, in the event this Agreement is terminated pursuant to this Section 4.05, the Parties hereby agree to return, to their respective owners or producers, any and all documents in their possession relating to the transaction contemplated by this Agreement within ten (10) days of such termination.

ARTICLE V
SPECIAL COVENANTS

Section 5.01  Access to Properties and Records.

The Purchaser  and the Vendors  will each afford to the officers and authorized representatives of the other full access to the properties, books and records of the Purchaser  or the Company as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the Purchaser  or the Company as the case may be, as the other shall from time to time reasonably request.

Section 5.02  Delivery of Books and Records.

At the Closing, the Vendors shall deliver to the Purchaser the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of the Company now in the possession of either of the Vendors or their representatives.

Section 5.03  Third Party Consents and Certificates.

The Purchaser and the Vendors agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 5.04  Additional Actions Prior to Closing.

(a)  From and after the date of this Agreement until the Closing and except as set forth in the Renewable Schedules or the Company’s Schedules or as permitted or contemplated by this Agreement, the Purchaser (subject to paragraph (iv) below) and the Vendors  (with respect to the Company , respectively, will each:

(i)  carry on its business in substantially the same manner as it has heretofore;

(ii)  maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

(iii)  maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iv)  perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(v)  use commercially reasonable care, diligence and skill to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

(vi)  fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)  From and after the date of this Agreement until the Closing, neither the Purchaser nor the Vendors (on behalf of the Company will:

(i)  make any changes in their respective certificate of incorporation or bylaws except as contemplated by this Agreement;

(ii)  enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services; or

(iii)  sell any assets or discontinue any operations, sell any shares of capital stock or conduct any similar transactions other than in the ordinary course of business.

Section 5.05  Indemnification.

(a)   The Vendors agree to indemnify the Purchaser and each of the officers, agents and directors of the Purchaser as of the date of execution of this Agreement against any Loss to which it or they may become subject arising out of or based on any claim which is finally determined by a court of competent jurisdiction that (i) the Vendors did not have good title to the PBC Shares or (ii) that the PBC Shares were subject to a lien or encumbrance. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Final Closing.

(b)  The Purchaser hereby agrees to indemnify the Vendors as of the date of execution of this Agreement against any Loss to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article III of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Final Closing.

(c )  The Vendors hereby jointly and severally covenant with the Purchaser that they will indemnify and at all time keep the Purchaser indemnified against any tax liability or taxation assessable or recoverable on or from the Company to the extent of their tax liability in relation to profits of the Company prior to the Closing Date, unless the same has been disclosed to the Purchaser in writing.

(d)   Notwithstanding the completion of the Exchange all warranties, undertakings, covenants, representations and obligations of the Vendors herein contained shall continue thereafter to subsist for so long as may be necessary to give effect to each and every one of them in accordance with the terms thereof. The Vendors hereby jointly and severally undertake to, and covenant and agree with the Purchaser that they shall at all times hereafter keep the Purchaser fully and effectively indemnified against any depletion or diminution of the assets of the Company and any loss, damage, cost and expense which the Purchaser may directly or indirectly suffer as a result of or in connection with any misrepresentation contained herein or any breach of any of the warranties, covenants and obligations set out herein. In particular, the Parties hereby agree that the Vendors shall indemnify the Purchaser for any claims, expenses, losses, damages, suits or any actions whatsoever caused or incurred by the Vendors to the Company, whether jointly or severally prior to the Closing.

Section 5.06  The Acquisition of Renewable Common Stock.

The Purchaser and the Vendors  understand and agree that the consummation of this Agreement including the issuance of the Renewable Common Stock  to the Vendors  in the Exchange for the PBC Shares as contemplated hereby constitutes the offer and sale of securities under the Securities Act of 1933, as amended (hereinafter referred to as the “Securities Act”) and applicable state statutes. The Purchaser  and the Vendors  agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, among other items, on the circumstances under which such securities are acquired.

(a)  In order to provide documentation for reliance upon the exemptions from the registration and prospectus delivery requirements for such transactions, each Vendor shall execute and deliver to the Purchaser a Suitability Letter and an Investment Representation Letter in substantially the same form as that attached hereto as Exhibit SL and Exhibit IRL , respectively.

(b)  In connection with the transaction contemplated by this Agreement, the Purchaser  and the Vendors  shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the the Vendors  reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)  In order to more fully document reliance on the exemptions as provided herein, the Vendors and the Purchaser shall execute and deliver to the other, at or prior to the Closing, such further letters of representation, acknowledgment, suitability, or the like as the Vendors or the Purchaser and their respective counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws.

(d)  The Vendors acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

(e)  The Vendors shall grant and shall cause the Company to grant the Purchaser their full cooperation in allowing the Purchaser to conduct the due diligence. The Purchaser shall complete the due diligence and notify the Vendors in writing whether or not it is satisfied with the findings of the due diligence before the expiry of the Stipulated Period (as hereinafter defined).

(f)   In return for the cooperation outlined in Section 5.10 (e) above, the Purchaser shall grant the Vendors their full cooperation in allowing the Vendors to conduct the due diligence. The Vendors shall complete the due diligence and notify the Purchaser in writing whether or not it is satisfied with the findings of the due diligence before the expiry of the Stipulated Period (as hereinafter defined).

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER

The obligations of the Purchaser under this Agreement are subject to the satisfaction, at or before Closing, of the following conditions:

Section 6.01  Accuracy of Representations and Performance of Covenants.

The representations and warranties made by the Vendors in this Agreement were true when made and shall be true at Closing with the same force and effect as if such representations and warranties were made at and as of Closing (except for changes therein permitted by this Agreement). The Vendors shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by the Vendors prior to or at the Closing. The Purchaser shall be furnished with a certificate, signed by each of the Vendors and dated the Closing Date, to the foregoing effect.

Section 6.02  Information Provided.

The Purchaser shall have been furnished with that information on the business and affairs of the Company which it deems, in its sole and absolute discretion, to be necessary for it to make its decision to proceed with the Closing.

Section 6.03  No Material Adverse Change.

As of the Closing there shall not have occurred any material adverse change, financially or otherwise, which materially impairs the ability of the Company to conduct its business or the earning power thereof.

Section 6.04  Financial Statements.

The Company shall have completed its audited consolidated financial statements and shall have provided such to the Purchaser .

Section 6.05 Due Diligence.

Each of Bio-Aspect and Exquisite shall have provided to the Purchaser, to the satisfaction of the Purchaser, the information of the Company as set forth in The Company Schedules 6.06 (a) through (m).  The Purchaser shall have the right, in addition to any rights to terminate this Agreement set forth in Section 4.05 above, to terminate this transaction in the event that (a) either Bio-Aspect or Exquisite shall not provide all the required information in relation to the Company in its possession to the satisfaction of the Purchaser; or (b) the Purchaser shall determine in its sole discretion, based on reviews of the materials provided by Bio-Aspect or Exquisite in The Company Schedules 6.06, that it is not in the best interest of the Purchaser to continue with the transactions contemplated by this Agreement.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE VENDORS

The obligations of the Vendors under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

Section 7.01  Accuracy of Representations and Performance of Covenants.

The representations and warranties made by the Purchaser  in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date. Additionally, the Purchaser shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by the Purchaser.

Section 7.02  Issuance of Shares.

Shares of the Renewable Common Stock to be issued by the Purchaser to the Vendors at Closing shall have been issued.

Section 7.03 Due Diligence.

The Purchaser shall have provided to the Vendors to the satisfaction of the Vendors, the information of the Purchaser as set forth in the Renewable Schedule. The Vendors shall have the right, in addition to any rights to terminate this Agreement set forth in Section 4.05 above, to terminate this transaction in the event that (a) the Purchaser shall not provide all the required information in its possession to the satisfaction of the Vendors; or (b) the Vendors shall determine in its sole discretion, based on its review of the materials provided by the Purchaser, that it is not in the best interest of the Vendors to continue with the transactions contemplated by this Agreement.

ARTICLE VIII
MISCELLANEOUS

Section 8.01  Brokers. The Purchaser and the Vendors agree that, except as set out on Schedule 8.01 of the Renewable Schedules and the Company Schedules, there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. The Purchaser and the Vendors each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finder's fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

Section 8.02  Governing Law.

(a)           The parties hereby agree that for purposes of compliance, each party shall be governed by all its relevant current applicable governing laws

(b)           This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and with respect to the matters of state laws, with the laws of the State of Nevada.

(c)           Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the UNITRAL Arbitration Rules as present in force. The appointing authority shall be the Singapore International Arbitration Centre. The number of arbitrators shall be three (3). The place of arbitration shall be Singapore and the language to be used in the arbitral proceedings shall be English.

Section 8.03  Notices.

Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to Bio-Aspect, to:	13-2, Jalan 6/38D, Plaza Sinar, Taman Sri Sinar, Segambut 51200 Kuala Lumpur, Malaysia
If to Exquisite, to:	No. 938, A & B Lorong Merpati, 05200 Alor Setar, Kedah, Malaysia

If to the Purchaser, to:	William VanVliet 7251 West Lake Mead Boulevard Suite 300 Las Vegas, Nevada 89128 Tel: +1-206-424-9050 Fax: +1-702-920-8183

With copies to:	C. Parkinson Lloyd, Esq. Durham Jones & Pinegar, P.C. 111 East Broadway, Suite 900 Salt Lake City, Utah 84111 Tel: 801-415-3000 Fax: 801-415-3500

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 8.04  Attorney's Fees.

In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 8.05  Confidentiality.

Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

Section 8.06   Schedules; Knowledge.
Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

Section 8.07  Third Party Beneficiaries.
This contract is strictly between the Purchaser  and the Vendors , and, except as specifically provided, no director, officer, stockholder (other than the Vendors), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 8.08  Expenses.
Subject to Section 7.04 above, whether or not the Exchange is consummated, each of the Purchaser and the Vendors will bear its own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section 8.09  Entire Agreement.
This Agreement represents the entire agreement between the parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 8.10  Survival; Termination.
The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

Section 8.11  Counterparts.
This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 8.12  Amendment or Waiver.
Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

RENEWABLE FUEL CORP.

By: /s/ William VanVliet
Name: William VanVliet
Title: President

BIO-ASPECT S/B

By: /s/ /s/
Name: Tan Yee Hean Ahmad Faizal Bin Hj. Jaafar
Title: Director Director

EXQUISITE FORESIGT S/B

By: /s/
Name: Tan Yee Hean
Title: Director

Exhibit SL

SUITABILITY LETTER
(TO BE COMPLETED BY EACH OF THE VENDORSS)

TO: Renewable Fuel Corp.

I make the following representations with the intent that they may be relied on by Renewable Fuel Corp. (the "Company"), in determining my suitability as a purchaser of securities of the Company (the "Shares").

2.  I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed such information sufficient to make an investment decision on the Company.

3.  I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and I am not utilizing a purchaser representative (as defined in regulation D) in connection with the evaluation of such risks and merits, except as set forth in paragraph 3.

4.  I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment form available from the Company in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits 7and risks of an investment in the Company.

5.  The undersigned and the purchaser representatives listed above, if any, together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

6.  I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

7.  Instructions: Complete either (a) or (b) below, as applicable:

(a)  FOR ACCREDITED INVESTORS. I confirm that I am an "accredited investor" as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as checked below:

(i)  Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

o Yes o No

(ii)  Any private business development company as defined in section 302(a)(22) of the Investment Advisers Act of 1940;

o Yes o No

(iii)  Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

o Yes o No

(iv)  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

o Yes o No

(v)  Any natural person whose individual net worth or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

o Yes o No

For purposes of category (v), the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purposes of category (v) above, the undersigned's principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.

(vi)  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

o Yes o No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(vii)  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and

o Yes o No

(viii)  Any entity in which all of the equity owners are accredited investors.

o Yes o No

(b)  FOR NONACCREDITED INVESTORS. I am not an accredited investor.

The following information is being provided here in lieu of furnishing a personal financial statement.

(i)  My net worth excluding principal residence, furnishings, and automobiles is at least ______________ times the total investment I intend to make in the Company;

(ii)  My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;

o Yes o No

(iii)  Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

o Yes o No

7.  I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8.  I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

9.  I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

10.  I will hold title to my interest as follows:

o	Community Property	o	Separate Property

o	Joint Tenants, with Right of Survivorship	o	Tenants in Common

		o	Other (Single Person, Trust, Etc., Please Indicate.)

_________________________________

11.  I am a bona fide resident of the state of __________. The address below is my true and correct principal residence.

DATED this   31    day of December , 2007

/s/ Dato’ Ahmad Faizal Bin Hj. Jaafar
Name:   Dato’ Ahmad Faizal Bin Hj. Jaafar
NRIC No. 6701420-01-5763
Address:   No. 9, Jalan Elitis Ujana, Valencia,
                   47000 Sungai Buloh, Selangor Darul Ehsan.
For and on behalf of
Bio-Aspect Sdn. Bhd. (Company No. 733606-X)

Exhibit SL

SUITABILITY LETTER
(TO BE COMPLETED BY EACH OF THE VENDORSS)

TO: Renewable Fuel Corp.

I make the following representations with the intent that they may be relied on by Renewable Fuel Corp. (the "Company"), in determining my suitability as a purchaser of securities of the Company (the "Shares").

2.  I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed such information sufficient to make an investment decision on the Company.

3.  I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and I am not utilizing a purchaser representative (as defined in regulation D) in connection with the evaluation of such risks and merits, except as set forth in paragraph 3.

4.  I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment form available from the Company in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits 7and risks of an investment in the Company.

5.  The undersigned and the purchaser representatives listed above, if any, together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

6.  I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

7.  Instructions: Complete either (a) or (b) below, as applicable:

(a)  FOR ACCREDITED INVESTORS. I confirm that I am an "accredited investor" as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as checked below:

(i)  Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

o Yes o No

(ii)  Any private business development company as defined in section 302(a)(22) of the Investment Advisers Act of 1940;

o Yes o No

(iii)  Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

o Yes o No

(iv)  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

o Yes o No

(v)  Any natural person whose individual net worth or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

o Yes o No

For purposes of category (v), the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purposes of category (v) above, the undersigned's principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.

(vi)  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

o Yes o No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(vii)  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and

o Yes o No

(viii)  Any entity in which all of the equity owners are accredited investors.

o Yes o No

(b)  FOR NONACCREDITED INVESTORS. I am not an accredited investor.

The following information is being provided here in lieu of furnishing a personal financial statement.

(i)  My net worth excluding principal residence, furnishings, and automobiles is at least ______________ times the total investment I intend to make in the Company;

(ii)  My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;

o Yes o No

(iii)  Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

o Yes o No

7.  I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8.  I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

9.  I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

10.  I will hold title to my interest as follows:

o	Community Property	o	Separate Property

o	Joint Tenants, with Right of Survivorship	o	Tenants in Common

		o	Other (Single Person, Trust, Etc., Please Indicate.)

_________________________________

11.  I am a bona fide resident of the state of __________. The address below is my true and correct principal residence.

DATED this   31    day of December , 2007

/s/ Tan Yee Hean
Name:  Tan Yee Hean
For and on behalf of
Exquisite Foresight, S/B

Exhibit IRL
INVESTMENT REPRESENTATION LETTER
(TO BE SIGNED BY EACH ACCEPTING VENDORS)

Renewable Fuel Corp.

Re: Purchase of shares of Common Stock of Renewable Fuel Corp.

Gentlemen:

In connection with the acquisition by the undersigned of shares of Common Stock of Renewable Fuel Corp. (the “Securities”), the undersigned represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act of 1933, as amended (the "Securities Act"), and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the subject Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Securities Act. It is understood that the definition of an "underwriter" focuses on the concept of "distribution" and that any subsequent disposition of the subject Securities can only be effected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act. After one year from the date the Securities are fully paid for and the subscription is accepted by the issuer, all as calculated in accordance with rule 144(d),sales of the Securities in reliance on rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After two year from the date the Securities are fully paid for, as calculated in accordance with rule 144(d), it can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; the issuer is under no obligation to register the Securities under the Securities Act or under section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing; if rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on rule 144 in accordance with the terms and conditions of that rule; the issuer is under no obligation to the undersigned to make rule 144 available, except as may be expressly agreed to by it in writing; in the event rule 144 is not available, compliance with regulation A or some other exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the issuer's registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Securities; and the certificate representing the convertible promissory notes and warrants composing the Securities will bear a legend in substantially the following form so restricting the sale of such Securities.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

The issuer may refuse to register transfer of the Securities in the absence of compliance with rule 144unless the undersigned furnishes the issuer with a "no-action" or interpretative letter from the U.S. Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the issuer may refuse to transfer the Securities to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Securities as are set forth herein. The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

Very truly yours,

Signed by:	Dated 31 Dec. 2007

/s/ Dato’ Ahmad Faizal Bin Hj. Jaafar
Name:  Dato’ Ahmad Faizal Bin Hj. Jaafar
NRIC No. 6701420-01-5763
Address:   No. 9, Jalan Elitis Ujana, Valencia,
                   47000 Sungai Buloh, Selangor Darul Ehsan.
For and on behalf of
Bio-Aspect Sdn. Bhd. (Company No. 733606-X)

Exhibit IRL
INVESTMENT REPRESENTATION LETTER
(TO BE SIGNED BY EACH ACCEPTING VENDORS)

Renewable Fuel Corp.

Re: Purchase of shares of Common Stock of Renewable Fuel Corp.

Gentlemen:

In connection with the acquisition by the undersigned of shares of Common Stock of Renewable Fuel Corp. (the “Securities”), the undersigned represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act of 1933, as amended (the "Securities Act"), and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the subject Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Securities Act. It is understood that the definition of an "underwriter" focuses on the concept of "distribution" and that any subsequent disposition of the subject Securities can only be effected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act. After one year from the date the Securities are fully paid for and the subscription is accepted by the issuer, all as calculated in accordance with rule 144(d),sales of the Securities in reliance on rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After two year from the date the Securities are fully paid for, as calculated in accordance with rule 144(d), it can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless it is subsequently registered under the Securities Act or an exemption from such registration is available; the issuer is under no obligation to register the Securities under the Securities Act or under section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing; if rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on rule 144 in accordance with the terms and conditions of that rule; the issuer is under no obligation to the undersigned to make rule 144 available, except as may be expressly agreed to by it in writing; in the event rule 144 is not available, compliance with regulation A or some other exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act; the issuer's registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Securities; and the certificate representing the convertible promissory notes and warrants composing the Securities will bear a legend in substantially the following form so restricting the sale of such Securities.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

The issuer may refuse to register transfer of the Securities in the absence of compliance with rule 144unless the undersigned furnishes the issuer with a "no-action" or interpretative letter from the U.S. Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper; further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the issuer may refuse to transfer the Securities to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Securities as are set forth herein. The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

Very truly yours,

Signed by:	Dated 31 Dec. 2007

/s/ Tan Yee Hean
Name: Tan Yee Hean
For and on behalf of
Exquisite Foresight S/B

EXHIBIT A

THE VENDORS

	Number of Shares of the Vendors’ Shares to be Tendered	Number of the Purchaser’s Common Stock to be Issued
Name
Bio-Aspect S/B	6,300,000	51,100,000

Exquisite Foresigt S/B	2,700,000	21,900,000

THE COMPANY SCHEDULES

Schedule 1.01	Copy of Corporate Resolution specifically permitting the Execution and Delivery of the Share Exchange Agreement

Schedule 6.06

(a)          Information relating to:
-            title to all real and personal property owned by the Company
-            capitalization of the Company

(b)          Information relating to all Bank Accounts, Savings Accounts, Deposit Accounts, and other Accounts of the Company.

(c)           List and copies of all Material Contracts of the Company

(d)           List of all outstanding options, warrants, and other derivative securities of the Company.

(e)           List and copies of all professional contracts, service contracts.

(f)           Summary of business operation from inception through Closing.

(g)          Summary of all capital raising transactions from inception through Closing.

(h)          Copies of any audit reports or opinions relating to the Company’s  ability to continue as a going concern.

(i)           Copies of all licenses.

(j)           Copies of all corporate records, minutes, books, lists.

(k)           List of all outstanding liabilities of the Company

(l)           Copies of all tax returns, reports, communications with or from, or documentation filed with applicable governmental agencies, together with description of any outstanding tax liabilities.

(m)          Copies of any documentation relating to any insolvency, claimed insolvency, threatened insolvency  or related proceedings.

Renewable Schedules

Exhibit RFC 1 - Copy of Articles of Incorporation and Amendments

Exhibit RFC 2 - Copy of Renewable Fuel Corp. Bylaws

Exhibit RFC 3 - Copy of Corporate Resolution specifically permitting the Execution and Delivery of the Share Exchange Agreement

Schedule 6.06

(a)           Information relating to:
-            title to all real and personal property owned by the Purchaser
-            capitalization of the Purchaser

(b)           Information relating to all Bank Accounts, Savings Accounts, Deposit Accounts, and other Accounts of the Purchaser.

(c)           List and copies of all Material Contracts of the Purchaser

(d)          List of all outstanding options, warrants, and other derivative securities of the Purchaser.

(e)           List and copies of all professional contracts, service contracts.

(f)           Summary of business operation from inception through Closing.

(g)          Summary of all capital raising transactions from inception through Closing.

(h)          Copies of any audit reports or opinions relating to the Purchaser’s  ability to continue as a going concern.

(i)           Copies of all licenses.

(j)           Copies of all corporate records, minutes, books, lists.

(k)           List of all outstanding liabilities of the Purchaser

(l)           Copies of all tax returns, reports, communications with or from, or documentation filed with applicable governmental agencies, together with description of any outstanding tax liabilities.

(m)         Copies of any documentation relating to any insolvency, claimed insolvency, threatened insolvency or related proceedings.